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                                                                    EXHIBIT 23.1


                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No.E333-04815) pertaining to the Datametrics Corporation Employee Qualified Stock Purchase Plan of our report dated March 26, 1997, with respect to the financial statements of the Datametrics Corporation Employee Qualified Stock Purchase Plan included in this Annual Report (Form 11-K) for the period ended December 31, 1996.



                                                        /s/ Ernst & Young LLP

Woodland Hills, California
March 26, 1997

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